Panoscan  Incorporated  !  5632 Van Nuys Blvd. #150 ! Van Nuys, CA 91401 -4600 !
Voice  (818)  908-4641  !  FAX  (818)  783-9539




                               LETTER OF AGREEMENT


TO:               JOSEPH  NAUGHTON
                  GO  ONLINE  NETWORKS

FROM:             LARRY  PETERS
                  PANOSCAN,  INC

RE:               R&D  AGREEMENT  WITH  HOT  MEDIA

DATE:             JANUARY  19,  2000


Dear  Joe:

To follow up on our phone conversation, Panoscan will do so shooting for you at Vera's Retreat. We will also put your people in touch with IBM Hot Media, so we can all see how using a panorama as an introduction to an e-commerce site can work.

Panoscan will provide the photography, and consultation, IBM the VR player from their Hot Media Software, and Shopgoonline will provide the web site.

I think this is an exciting and extremely Internet specific application for our product. I am anxious to get started as soon as we can put the shoot at Vera's together.


Sincerely,

/s/  Larry  Peters

Larry  Peters